SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 12, 2007


                       LEGEND INTERNATIONAL HOLDINGS, INC
                 (Exact Name of Company as Specified in Charter)



        Delaware                   000-32551                  23-3067904
------------------------       ------------------     --------------------------
    (State or Other             (Commission File            (IRS Employer
    Jurisdiction of                   No.)                Identification No.)
     Incorporation)

         Level 8, 580 St Kilda Road, Melbourne, Victoria Australia 3004
         --------------------------------------------------------------
         (Address of Principal Executive Offices)            (Zip Code)

       Company's telephone number          61-3-8532-2866
       Company's facsimile number          61-3-8532-2805
       Company's email address             lgdi@axisc.com.au
       Company's website address           www.lgdi.net

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

           Effective as of December 12, 2007, Legend International Holdings, Inc, a Delaware corporation (the "Company"), completed a private placement offering to two institutional accredited investors (the "Private Placement") in which the Company sold an aggregate of 18,750,000 shares (the "Shares") of common stock, U.S. $0.001 par value (the "Common Stock") at a purchase price of U.S. $0.80 per share, for aggregate proceeds of U.S. $15,000,000. The Private Placement was effected pursuant to the terms of a Subscription Agreement. The Company has agreed to register the Shares on behalf of the investors.

           The description of the Subscription Agreement that is contained in this Form 8-K is qualified in its entirety to the text of the actual agreement that are filed as exhibits hereto.

Item 3.02      Unregistered Sales of Equity Securities

           The description of the Private Placement set forth above is hereby incorporated herein by this reference. The securities that are being issued pursuant to the Private Placement are being issued in reliance upon exemptions from the registration requirements of the Securities Act of 1933, as amended (the "Act") under Section 4(2) of the Act.

Item 9.01:  Financial Statement and Exhibits

99.1:  Press Release dated December 17, 2007

99.2:   Subscription Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LEGEND INTERNATIONAL HOLDINGS, INC.
                                    (Company)

                                    By:  /s/ Peter Lee
                                       -----------------------------------------
                                             Peter Lee
                                             Secretary

Dated: December 19, 2007

                                  Exhibit Index
                                  -------------


          99.1:  Press Release dated December 17, 2007

          99.2   Subscription Agreement